UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2022

Digital World Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40779	85-4293042
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

78 SW 7th Street

Miami, Florida 33130

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 735-1517

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A common stock, and one-half of one Redeemable Warrant	DWACU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	DWAC	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	DWACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On August 8, 2022, Digital World Acquisition Corp., a Delaware corporation (“Digital World”) issued a press release announcing that its board of directors has set the close of business on August 12, 2022 as the record date (“Record Date”) for Digital World’s special meeting of stockholders to be held to approve a proposal to amend Digital World’s charter (the “Extension Amendment”) to extend the date by which it has to complete a business combination from September 8, 2022 to September 8, 2023 (the “Extension”). Additionally, Digital World’s board of directors has selected September 6, 2022 as the tentative meeting date for the Special Meeting. A proxy statement relating to the Special Meeting has not been finalized or declared effective. Once final, a definitive proxy statement (the “Extension Proxy Statement”) will be mailed together with a proxy card to Digital World and will include the date, time and location of the Special Meeting. It is important to note that the September 6, 2022 meeting date is tentative and subject to change by Digital World at any time in its discretion until it is finalized in the Extension Proxy Statement.

The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The information in this Item 8.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

99.1	Press Release dated August 8, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to Digital World’s stockholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including Digital World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents Digital World has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Digital World expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Digital World’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Digital World and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Digital World in favor of the approval of the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Digital World’s directors and officers in the Extension Proxy Statement, which, when available, may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

Digital World urges investors, stockholders and other interested persons to read the Extension Proxy Statement, once available, as well as other documents filed by Digital World with the SEC, because these documents will contain important information about Digital World and the Extension. When available, stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 78 SW 7th Street, Miami, FL 33130.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital World Acquisition Corp.

Dated: August 8, 2022	By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer

Exhibit 99.1

Digital World Acquisition Corp. Announces Record Date for Stockholders to Vote in Favor of Extension Amendment

Miami, FL, August 8, 2022 — Digital World Acquisition Corp. (“Digital World”) announced that its board of directors has set the close of business on August 12, 2022 as the record date (the “Record Date”) for Digital World’s special meeting of its stockholders (the “Special Meeting”) to be held to approve a proposal to amend Digital World’s charter (the “Extension Amendment”) to extend the date by which it has to complete a business combination from September 8, 2022 to September 8, 2023 (the “Extension”).

Additionally, Digital World’s board of directors has selected September 6, 2022 as the tentative meeting date for the Special Meeting. Digital World’s stockholders of record at the close of business on the Record Date will be entitled to vote the shares of common stock of Digital World owned by them at the Special Meeting. A proxy statement relating to the Special Meeting has not been finalized or declared effective. Once final, a definitive proxy statement (the “Extension Proxy Statement”) will be mailed together with a proxy card to Digital World and will include the date, time and location of the Special Meeting. It is important to note that the September 6, 2022 meeting date is tentative and subject to change by Digital World at any time in its discretion until it is finalized in the Extension Proxy Statement.

About Digital World Acquisition Corp.

Digital World (Nasdaq: DWAC) is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to Digital World’s stockholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including Digital World’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors” and other documents Digital World has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Digital World expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Digital World’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

Digital World and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of Digital World in favor of the approval of the Extension. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Digital World’s directors and officers in the Extension Proxy Statement, which, when available, may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information and Where to Find It

Digital World urges investors, stockholders and other interested persons to read the Extension Proxy Statement, once available, as well as other documents filed by Digital World with the SEC, because these documents will contain important information about Digital World and the Extension. When available, stockholders may obtain copies of the Extension Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Digital World Acquisition Corp., 78 SW 7th Street, Miami, FL 33130.

Contact Information

Investor Relations:

Name: Alex Cano

Email: investorrelations@dwacspac.com